                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             _____________________


                       Date of Report (Date of earliest
                       event reported)  January 31, 1996


                                Tambrands Inc.
            (Exact name of registrant as specified in its charter)


Delaware                            1-8714                         (13-1366500)
(State of                   (Commission File Number)             (IRS Employer
incorporation)                                               Identification No.)



       777 Westchester Avenue, White Plains, New York                    10604
         (Address of principal executive offices)                     (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Items 1-4.     Not Applicable.

Item 5.        Other Events.

               The Company issued a press release on January 31, 1996.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               99.1      Press Release of the Company dated
                         January 31, 1996.

Item 8.        Not Applicable.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Tambrands Inc.



                                        By /s/Susan J. Riley
                                          --------------------------------------
                                     Name:   Susan J. Riley
                                     Title:  Senior Vice President --
                                             Chief Financial Officer



Date:  January 31, 1996

                                 EXHIBIT INDEX

                                                        Sequentially
Exhibit No.      Description                             Numbered Page
-----------      -----------                             -------------
   99.1          Press Release of the Company
                 dated  January 31, 1996